On October 23rd at the [TAG] Wall Street Blockchain Alliance Summit, Figure’s [TAG] Adam Goldberg, Product Counsel – Crypto, joins industry leaders to explore how blockchain and the tokenization of real-world assets are reshaping credit, liquidity, and capital markets.

At Figure, we’ve used credit to prove blockchain’s real value, driving transactional efficiency and opening new marketplaces. We’re extending that foundation into financing with $YLDS, the only SEC-registered yield-bearing stablecoin, and Democratized Prime, our decentralized lending marketplace.

If you’re at WSBA, join us for this conversation on what the future of finance really looks like.

#WSBACryptoSummit2025

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#WSBACryptoSummit2025

WSBA
WALL STREET
BLOCKCHAIN ALLIANCE
Crypto & Blockchain Summit 2025
Excited to speak at the WSBA Crypto & Blockchain Summit 2025 in NYC on October 23rd! Join industry leaders as we discuss key trends, tech advancements, legal and regulatory challenges, and more. CLE available.
Adam Goldberg
Product Counsel – Crypto
FIGURE TECHNOLOGY SOLUTIONS, INC.

Adam Goldberg and 5 others
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Figure's Adam Goldberg will join industry leaders at the @WallStreetBTC Summit to discuss how blockchain and the tokenization of real-world assets are reshaping credit, liquidity, and capital markets.

WSBA
WALL STREET
BLOCKCHAIN ALLIANCE
Crypto & Blockchain Summit 2025
Excited to speak at the WSBA Crypto & Blockchain Summit 2025 in NYC on October 23rd! Join industry leaders as we discuss key trends, tech advancements, legal and regulatory challenges, and more. CLE available.
Adam Goldberg
Product Counsel – Crypto
FIGURE TECHNOLOGY SOLUTIONS, INC.

10:25 AM · Oct 21, 2025 · **161** Views

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